UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

Information Required In Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant To Section 14(a) Of The Securities Exchange Act Of 1934

(Amendment No. )

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☒	Soliciting Material Under Rule 14a-12

POMEROY IT SOLUTIONS, INC.

(Name of Registrant as Specified in Its Charter)

FLAGG STREET CAPITAL LLC
FLAGG STREET PARTNERS LP
FLAGG STREET PARTNERS QUALIFIED LP
FLAGG STREET OFFSHORE, LP
JONATHAN STARR
MICHAEL A. RUFFOLO
RICHARD S. PRESS

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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Flagg Street Capital LLC ("Flagg Street"), together with the other participants named herein, is filing materials contained in this Schedule 14A with the Securities and Exchange Commission ("SEC") in connection with the solicitation of proxies for the election of three director nominees at the 2007 annual meeting of shareholders (the "Annual Meeting") of Pomeroy IT Solutions, Inc. Flagg Street has filed a preliminary proxy statement with the SEC with regard to the Annual Meeting.

Item 1. Slide Presentation to Shareholders:

Flagg Street Capital's Pomeroy IT Solutions Presentation

May 30, 2007

Contents

Flagg Street Capital's Background

Flagg Street Capital's Background

- Founded in 2004 with seed from Greenlight
- Fundamentally based deep value strategy
- In-depth research
- Long-term view
- Strong management relationships

History Of Flagg Street's Investment In Pomeroy

Company Visit, June 2006

- Valuation remains strong
- ARC merger integration was not executed smoothly
- Pomeroy experienced substantial employee turnover during 2005
- David Pomeroy has little involvement in the day-to-day business
- Management was confident that 2006 would see quarterly sequential improvement in all financial metrics

2Q06 Earnings

- Product revenue remains sluggish
- Service revenue strong
- EPS of $0.16
- Perhaps improvement was underway?

3Q06 Earnings

- Product revenue still sluggish
- Service revenue dropped significantly
- EPS of ($0.08)
- EPS of $0.09 after backing out goodwill charge
- 2006 guidance cut in half
- Sequential drop in 3Q06 performance especially on the service side called into question the turnaround’s viability
- The Board’s & Management’s previously bullish guidance raised questions about their understanding of the business

4Q06 & 1Q07 Earnings

- Product revenue still sluggish
- Service revenue again dropped significantly
- 4Q06 EPS of $0.12
- 1Q07 EPS of $0.14
- 1Q07 EPS of $0.10 after adjusting for one-time product margin boost
- Company trumpets minimal return to profitability as success even though earnings are stagnant and revenues are declining
- On both financial and operational metrics, we believe Stephen Pomeroy has not been a suitable CEO
- Activism is needed to get an effective executive at the helm

Flagg Street Activist Timeline

1/3/07	Flagg Street Files 13D
1/10/07	Flagg Street requests call w/ Ken Waters, Debra Tibey & David Boucher
1/25/07	Flagg Street has call w/ Bill Lomicka, Ron Krieg & Kirk Longblade
2/6/07	Flagg Street submits original proposal to Board
3/5/07	Flagg Street has call w/ Ken Waters, Debra Tibey & David Boucher
3/6/07	Flagg Street submits compromise proposal to Board
3/28/07	Board announces corporate governance changes
4/5/07	Flagg Street launches election contest

Failed Settlement Confirms Fears Of Pomeroy Family Controlled Board

- Flagg Street willing to compromise to come to an amicable resolution
- Corporate Governance Committee seemed amenable to the compromise solution
- Flagg Street was told several times it would receive a response from the Board on its compromise solution
- Flagg Street has never received a substantive response from the Board concerning its compromise solution

Flagg Street Concludes Changes Are Needed At Pomeroy

In our opinion:

- Company needs a new CEO
- Company needs a more independent Chairman
- Company needs improved corporate governance
- Board needs to bring an end to the era of Pomeroy as a family run business
- Current Board is unlikely to make the necessary changes

Flagg Street Initiates Election Contest

- Minority slate – Flagg Street is running 3 nominees for a 9 member Board
- Not seeking control – seeking change
- Hope stockholders' election of Flagg Street nominees will send a message to the remaining six members on the Board that stockholders also want change
- Upon election, our nominees plan to focus Board's attention on the need for change at the Company

Pomeroy’s Financial Performance


Historical EPS through 2004
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$0.77
$1.44
$1.72
$2.11
$2.38
$0.61
$1.18
$0.73
$0.88
1996
1997
1998
1999
2000
2001
2002
2003
2004

Quote From Stephen Pomeroy's First Conference Call As CEO

"Well, a couple of things there John. 1 is, when we come out in '05 with our '05 guidance, sometime early next year, we're going to talk about some of our longer-term goals. We have talked a couple of years ago that we wanted to get back to a billion which I think you start -- plug doing the numbers and the growth rates, at some point over the next year or so, we're going to be at that billion we've been talking about with 30 to 40 percent of its [*sic*] services. So we talked about that a few years ago. Now, it is time to raise the bar and look at 2005 and beyond and said which we had been thinking about obviously -- we are just not in a position to share them with the street at this time."

Stephen Pomeroy - August 10, 2004


Stephen Pomeroy's August 2004 Short-term Expectation
vs. 2006 Results
1200
1000
800
600
400
200
0
350
650
258
373
Short-term Expectation
2006 Results
Service Revenue
Product Revenue



Recent EPS Has Fallen Sharply
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
($0.50)
($1.00)
($1.50)
$0.77
$1.44
$1.72
$2.11
$2.38
$0.61
$1.18
$0.73
$0.88
($0.03)
($0.85)
$0.09
$0.26
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
EPS
EPS adj for goodwill charge & one time product margin increase

*Stephen Pomeroy became CEO in June 2004


Product Revenues Fall 32%
600
500
400
300
200
100
0
545
483
373
2004
2005
2006



Quarterly Proforma Core Service Revenue Run Rate
vs. 1Q07 Service Revenue
90
80
70
60
50
40
30
20
10
0
13
30
41
56
All
IBM
ARC
Legacy
Core Run Rate
1Q07

*Company was expecting to get $30mm per quarter from ARC acquisition.

*The Company reported service revenue of $71mm in 4Q04, its first full quarter after the ARC acquisition.

*On July 14, 2005 Pomeroy announced a contract with IBM that management predicted would generate $50mm/year in service revenue. According to management this contract dwarfs any other contract previously signed by the Company or currently in the sales pipeline.


Product Revenues Flat In The Last Twelve Months After A 32% Drop In Sales From 2004 to 2006
110
100
90
80
70
60
50
40
30
20
10
0
92
94
99
92
2Q06
3Q06
4Q06
1Q07


Service Revenue Has Dropped 22% In The Last 12 Months
80
70
60
50
40
30
20
10
0
72
61
63
56
2Q06
3Q06
4Q06
1Q07


SGA % Has Increased 9% In The Last Twelve Months
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
12.3%
12.6%
12.1%
13.4%
2Q06
3Q06
4Q06
1Q07

Financial Summary

- Earnings, revenues and forecasts were strong when Stephen Pomeroy arrived as CEO
- 2006 and 1Q07 results only show improvement when compared to the disappointing results of 2005
- Service revenues have been declining
- Product revenues have been stagnant after a 32% drop
- SGA has been growing as a % of sales
- Marginal profitability should not be the goal

Corporate Governance

Pomeroy Family Conflicts

- Nepotism: Chair/CEO = Father/Son
- Stephen Pomeroy's hiring process - No formal search
- Stephen Pomeroy's lucrative contract
- Corporate jet
- David Pomeroy's leases for >$1mm/yr
- David Pomeroy's consulting agreement
- Pomeroy asset sale to Vincent Rinaldi, a Pomeroy Board member
- We believe the Board bears responsibility for lack of oversight

Board's Understanding Of Pomeroy's Business

- Revelations from discussion with Board members
  - Board dismisses former Pomeroy employees complaints of Stephen Pomeroy as simply sour grapes
  - At least some Board Members were unaware of employee turnover numbers
  - Board only meets with a few top executives
- Annual meetings
  - 2004 Meeting - 4 out of 10 Board members attended
  - 2005 Meeting – 4 out of 10 Board members attended
  - 2006 Meeting – 4 out of 10 Board members attended
- Guidance
  - History of consistently missing guidance calls into question the Board's understanding of the business


Revenue And Earnings Guidance vs. Results
20.0%
0.0%
-20.0%
-40.0%
-60.0%
-80.0%
-100.0%
-120.0%
-140.0%
-160.0%
-180.0%
-200.0%
-14.4%
-20.4%
2.4%
-14.0%
-18.8%
-20.8%
-15.8%
Variance
-29.6%
-45.1%
-59.6%
-84.7%
-138.7%
-176.5%
2005 Revenue
2005 Earnings
1Q05 Revenue
1Q05 Earnings
2Q05 Revenue
2Q05 Earnings
3Q05 Revenue
3Q05 EPS
2Q06-4Q06 Revenue
2Q06-4Q06 EPS
2H06 Revenue
2H06 EPS
4Q06 EPS

History Of Accounting Problems

- Multiple Material Weaknesses – 2004 & 2005
- Financial Restatements – 1Q05 & 2Q05
- Delayed Filing – 3Q05
- Having one year without a material weakness violation does not ensure historical problems will not continue in the future
- Fixing value-destroying mistakes that should never have occurred does not absolve the Board or management of these mistakes

The Errors Continue…

- 2004 Violations
  - Stephen Pomeroy – Failed to file Form 4
  - Debra Tibey – Filed a late Form 4
  - Bill Lomicka – Failed to file Form 4
- 2005 Violations
  - David Pomeroy – Failed to file Form 4
  - Stephen Pomeroy – Twice failed to file Form 4
  - Kevin Gregory - Failed to file Form 4
  - Keith Blachowiak – Failed to timely file Form 3 & failed to file Form 4
  - John McKenzie – Failed to file Form 3 & twice failed to file Form 4
- 2006 Violations
  - Stephen Pomeroy – Failed to file Form 4 & failed to timely file Form 5
  - Kevin Gregory – Failed to timely file Form 4
  - John McKenzie – Failed to timely file Form 3
  - Hope Griffith – Failed to timely file Form 4

Corporate Governance Announcement Made On 3/28/07

- Changes are superficial
  - Appointment of lead independent director
  - 1 Director leaving the Board
  - Corporate governance review
- Pomeroy family control remains
- Unwillingness to appoint stockholder representatives to the Board
- Would these so-called corporate governance initiatives have been made without Flagg Street's pressure?

Plan For Stabilization, Recovery And Growth

Rapid Operational Engagement Is Crucial

- Five Point Turn Around Plan
  - Stabilize
  - Diagnose
  - Plan
  - Facilitate
  - Lead


Diagnose
Stabilize
Plan
Facilitate
Lead : Execute

Stabilize

- Rapidly engage key constituencies and provide assurances of our objectives
- Appoint experienced CEO
- Our message and mission: *Rejuvenate this company to the long term benefit of its Customers, Shareholders, Business Partners and Employees*

Stabilize And Diagnose

- Customers:
  - Promptly visit key accounts assure them of our intentions
  - Check the health of the relationship
  - Listen to the voice of the client
- Senior Management Team:
  - Promptly and frequently interact with them to provide visibility into our vision and objectives
- Employee Base:
  - Demonstrate our interest in them as a crucial component of our success
  - Make Pomeroy a place where strong executives and motivated employees will want to work and build their careers.
- Strategic Partners:
  - Meet partners and review the importance of the relationships we share

Expectations

- With properly selected new executive leadership we will strive for:
  - Much greater transparency into the business
  - Accurate reporting
  - Conservative estimates of outcomes
  - Company performance that hits or exceeds the guidance the company provides
  - Improved and sustainable financial results
  - Management fully committed to passionately creating value for the shareholders

Board Candidates

Board Candidates

- Jonathan Starr
  - Founder and Portfolio Manager of Flagg Street Capital LLC
  - Analyst for SAB Capital Management, L.P.
  - Analyst for Blavin & Company
  - Research Associate for Fidelity Management & Research Co.
- Michael Ruffolo
  - CEO of Liquid Machines, Inc.
  - COO Akamai Technologies
    - Executed successful turnaround
  - EVP of Global Sales, Services and Marketing of EMC Corporation
  - CIO of NCR Corporation
    - Performed direct business with Pomeroy
- Dick Press
  - SVP & Director, Insurance Asset Management Group, of Wellington Management Company
    - 4 decades of portfolio management experience
  - Director of Transatlantic Holdings, Inc.

Summary

Summary

- Stephen Pomeroy's reign has been a financial, operational, and stock price disappointment
- Existing Board has not held Stephen Pomeroy accountable
- Financial metrics still weak and not improving
- Flagg candidates bring fresh view and executive experience without ties to David Pomeroy
- Flagg Street's candidates' motives are aligned with all shareholders
- Downside is letting the constant disappointments continue unchecked under the domination of David and Stephen Pomeroy

Thank You

CERTAIN INFORMATION CONCERNING PARTICIPANTS

Flagg Street Capital LLC ("Flagg Street"), together with the other Participants (as defined below), has made a preliminary filing with the Securities and Exchange Commission ("SEC") of a proxy statement and accompanying proxy card to be used to solicit votes for the election of a slate of director nominees at the 2007 annual meeting of shareholders of Pomeroy IT Solutions, Inc., a Delaware corporation (the "Company").

FLAGG STREET STRONGLY ADVISES ALL SHAREHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. SUCH PROXY STATEMENT IS AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THE SOLICITATION WILL PROVIDE COPIES OF THE DEFINITIVE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS' PROXY SOLICITOR, MORROW & CO., INC., AT ITS TOLL-FREE NUMBER: (800) 662-5200.

The participants in the proxy solicitation are anticipated to be Flagg Street, Flagg Street Partners LP ("FSP"), Flagg Street Partners Qualified LP ("FSPQ"), Flagg Street Offshore, LP ("FSO", and together with FSP and FSPQ, the "Flagg Street Funds"), Jonathan Starr, Michael A. Ruffolo and Richard S. Press (collectively, the "Participants"). As of the close of business on May 30, 2007, FSP directly owned 113,677 shares of Common Stock of the Company, FSPQ directly owned 316,444 shares of Common Stock of the Company, and FSO directly owned 819,204 shares of Common Stock of the Company. Flagg Street is the general partner of each of the Flagg Street Funds. Jonathan Starr is the founding member of Flagg Street. Flagg Street, as the general partner of the Flagg Street Funds, may be deemed to be the beneficial owner of all securities owned by the Flagg Street Funds. Jonathan Starr, as the founding member of Flagg Street with the power to exercise investment discretion, may be deemed to be the beneficial owner of all securities owned by the Flagg Street Funds. Currently, neither Michael A. Ruffolo nor Richard S. Press directly owns any shares of Common Stock of the Company. Each of the Participants, as members of a "group" for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, is deemed to be a beneficial owner of all 1,249,325 shares of Common Stock of the Company owned by the Flagg Street Funds. Each of the Participants disclaims beneficial ownership of the shares of Common Stock of the Company that he or it does not directly own. Richard S. Press and his spouse are investors, directly and indirectly, in certain of the Flagg Street Funds.